SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  November 20, 1997
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                               CENTURA BANKS, INC.
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               (Exact name of registrant as specified in charter)


North Carolina                      1-10646                   56-1688522
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
(State of Incorporation)(Commission File Number)(IRS Employer Identification No.)


134 North Church Street, Rocky Mount, North Carolina          27804
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(Address of principal executive office)                    (Zip code)


Registrant's telephone number, including area code:      (919) 977-4400
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                                       N/A
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          (Former name or former address, if changed since last report)









Exhibit Index on Page 4.



t:\brass\sec\/8K\8-K.doc

Item 2.  Acquisition or Disposition of Assets:
On July 15, 1997, Centura Banks, Inc. ("Centura") announced it has finalized the purchase of five North Carolina banking centers from NationsBank. The five offices have deposits of approximately $86 million and loans of approximately $52 million. A press release is attached as Exhibit 99.







Item 7.  Financial statements and Exhibits.
The exhibit listed in the Exhibit Index is filed herewith as part of this Current Report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     CENTURA BANKS, INC.
                                                     Registrant


Date: November 20, 1997                         By:  /s/ Steven Goldstein
                                                     Steven Goldstein
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

                                                                     Sequential
                                                                           Page
Exhibit                    Description of Exhibit                        Number
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99                Press release dated November 20, 1997                     5

For Immediate Release

November 20, 1997

For More Information:                                Bruce Gillikin
                                                     Centura Bank
                                                     919-937-3716


                      CENTURA BANK FINALIZES ACQUISITION OF
                            FIVE NATIONSBANK BRANCHES


         Rocky Mount, N.C. - Centura Banks Inc. (NYSE:CBC) announced today it has finalized the purchase of five North Carolina banking centers from NationsBank (NYSE:NB). The acquisition, originally announced on July 15, 1997, broadens Centura's customer base in central and eastern North Carolina. The five offices have deposits of approximately $86 million and loans of approximately $52 million.
         "The acquisition has great tactical value," said Cecil W. Sewell, Jr., Centura's chairman and chief executive officer. "The NationsBank offices, coupled with the recent purchase of 13 bank offices from Branch Banking and Trust, not only dramatically increase Centura's market share in eastern North Carolina, but further secure our expansion in the central part of the state."
         The offices are located in the towns of Calabash, Dunn, Harmony, Richlands -- new markets for Centura -- and Hertford, whose customers will be serviced out of the existing Centura office in Hertford.
                                     -more-
Centura Finalizes Acquisition of
Five NationsBank Branches
Page 2
November 20, 1997


         With assets of $7.1 billion, Centura provides a complete line of banking, investment, insurance, leasing and trust services to individuals and businesses throughout North Carolina and the Hampton Roads region of Virginia. Services are provided through 192 financial centers, including 20 full-service locations in Hannaford supermarkets; more than 265 ATMs at financial centers, Wal-Mart stores and Sam's outlets; the Centura Highway telephone banking center; Centura's Internet site; and through Quicken(R), QuickBooks(R), Microsoft(R) Money and BankNOW(TM), the leading online money management software packages. Additional information about Centura is available on its web site at www.centura.com.

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